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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 13, 2004



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

               MICHIGAN                                  38-1999511
     (State or other jurisdiction           (I.R.S. Employer Identification No.)
   of incorporation or organization)

 25505 W. TWELVE MILE ROAD, SUITE 3000                  48034-83889
         SOUTHFIELD, MICHIGAN                            (Zip Code)
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (248) 353-2700


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 13, 2004, Credit Acceptance Corporation (the "Company") issued a press release announcing the final results of its modified dutch auction tender offer, which expired at 5:00 p.m. on January 6, 2004. The press release, dated January 13, 2004, is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1   Press Release dated January 13, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CREDIT ACCEPTANCE CORPORATION
                                    (Registrant)

                                    By: /s/ Douglas W. Busk
                                       -----------------------------------------
                                       Douglas W. Busk
                                       Chief Financial Officer and Treasurer
                                       January 14, 2004



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                                INDEX OF EXHIBITS

  EXHIBIT NO.                    DESCRIPTION
  -----------     --------------------------------------------

     99.1         Press Release dated January 13, 2004.